UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

QUANTUM COMPUTING INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court, SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Offices)

(703) 436-2161

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (par value $0.0001 per share)	QUBT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to At-The-Market Issuance Sales Agreement

As previously reported, on December 5, 2022, Quantum Computing Inc. (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “ATM Agreement”), with Ascendiant Capital Markets, LLC (“ACM”), relating to shares of our common stock. In accordance with the terms of the ATM Agreement, we were able to offer and sell shares of our common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $25,000,000 from time to time through ACM, acting as sales agent, at our discretion, utilizing a prospectus supplement dated December 5, 2022 and accompanying prospectus dated November 8, 2022. As of August 17, 2023, the Company has sold, pursuant to the ATM Agreement, shares of Common Stock with an aggregate offering price of $22,637,283.

On August 17, 2023, the Company and ACM entered into an amendment (the “ATM Amendment”) to the ATM Agreement, increasing the amount of Common Stock the Company may offer and sell via the “at the market” equity offering program from $25,000,000 to $50,000,000 (the “ATM Upsize”). Following the ATM Upsize, the Company is able to offer and sell shares of Common Stock having an aggregate offering price of up to $27,362,717 via the “at the market” equity offering program.

The shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-268064). The Company filed a prospectus supplement, dated August 18, 2023 with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the shares pursuant to the ATM Amendment (the “Prospectus Supplement”).

The foregoing description of the material terms of the ATM Amendment is qualified in its entirety by reference to the full agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Lucosky Brookman LLP relating to the shares of Common Stock that may be sold pursuant to ATM Amendment is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description

1.1	First Amendment to ATM Agreement, dated as of August 17, 2023, between Quantum Computing Inc. and Ascendiant Capital Markets, LLC

5.1	Opinion of Lucosky Brookman LLP.

23.1	Consent of Lucosky Brookman LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: August 21, 2023	By:	/s/ Robert Liscouski
Robert Liscouski
President, Chief Executive Officer

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